EXHIBIT 10.18

------------------------------------------------------------------------------------------------------------------------------------
SOLICITATION /CONTRACT/ORDER FOR COMMERCIAL ITEMS                           1.  REQUISITION NUMBER                         PAGE 1 OF
       OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30                                                                            29
------------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.         3. AWARD/EFFECTIVE         4. ORDER NUMBER         5. SOLICITATION NUMBER         6. SOLICITATION
                                                                                                              ISSUE DATE
    ###-##-####             DATE 5/19/2002                                     NHDP-02-4-0004                 3/4/2002
------------------------------------------------------------------------------------------------------------------------------------
FOR SOLICITATION ?       a. NAME                                            b. TELEPHONE NUMBER            8. OFFER DUE
                                                                            (No collect calls)                DATE/LOCAL TIME
INFORMATION CALL:        Suzanne Shumate                                    225-750-3787                      2:30PM 4/4/2002
------------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY              CODE                    10. THIS ACQUISITION IS   11. DELIVERY                  12. DISCOUNT TERMS
                                         -------------------------------------------------------------------------------------------
                                                  [_] UNRESTRICTED              FOR FOB
Department of Health and Human Services           [_] SET ASIDE: 100% FOR       DESTINATION
National Hansen's Disease Center                  [_] SMALL BUSINESS            UNLESS BLOCK IS
1770 Physicians Park Drive                        [_] SMALL DISAV. BUSINESS     MARKED
Baton Rouge LA 70816                              [_] 8(A)                      SEE SCHEDULE
                                                                                ----------------------------------------------------
                                                                                [_] 13a. THIS CONTRACT IS A RATED ORDER
                                                                                UNDER DPAS (15 CFR 700)
                                                                                ----------------------------------------------------
                                                                                13b. RATING
                                                  SIC :  NAICS 561330           --------------------------------------------
                                                  SIZE STANDARD:  $11. 5M       14. METHOD OF SOLICITATION
                                                                                [_] RFQ         [_] IFB             [X] RFP
------------------------------------------------------------------------------------------------------------------------------------
15. DELIVER TO CODE                               16. ADMINISTERED BY                                      CODE
                                                                                                                --------------------

See Schedule                                                           Same as Block 9.
------------------------------------------------------------------------------------------------------------------------------------
17a. CONTRACTOR/OFFEROR     CODE     OXUAT     FACILITY CODE           18. PAYMENT WILL BE MADE BY         CODE
                                     ----------               ---------                                         --------------------

TeleScience International, Inc.                                        National Hansen's Disease Programs, Finance
2230 Gallows Rd., Ste 310                                              Office, 1770 Physicians Park Drive, Baton Rouge
Vienna, VA.  22027                                                     LA  70815  (225) 756-3811
TELEPHONE NO.        703-641-8890
------------------------------------------------------------------------------------------------------------------------------------
17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER    18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS
                                                                            BLOCK BELOW IS CHECKED

                                                                       [_]  SEE ADDENDUM
------------------------------------------------------------------------------------------------------------------------------------
 19.                        20.                                                    21.          22.           23.            24.
------------------------------------------------------------------------------------------------------------------------------------
ITEM NO.      SCHEDULE OF SUPPLIES/SERVICES                                     QUANTITY       UNIT        UNIT PRICE      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
              See Section B and Statement of Work
                           (Attach Additional Sheets as Necessary)
------------------------------------------------------------------------------------------------------------------------------------
25. ACCOUNTING AND APPROPRIATION DATA                                  26. TOTAL AWARD AMOUNT (For Govt. Use Only)
------------------------------------------------------------------------------------------------------------------------------------
7520350 3280103 25.6s                                                  $277,290.00
------------------------------------------------------------------------------------------------------------------------------------
[_] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3 AND 52.2? 2-5 ARE ATTACHED  ADDENDA
                                                                                                       [_] ARE [_] ARE NOT ATTACHED.

[_] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4 FAR 52.212-5 IS ATTACHED. ADDENDA
                                                                                                       [_] ARE [_] ARE NOT ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 3 COPIES     29. AWARD OF CONTRACT REFERENCE Proposal      OFFER
[_]        TO ISSUING OFFICE. CONTRACTOR                                 [_]    DATED 4/8/2002 YOUR OFFER ON SOLICITATION (BLOCK 5)
           AGREES TO FURNISH AND DELIVER ALL ITEMS  SET                         INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET
           FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY                       FORTH HEREIN, IS ACCEPTED AS TO ITEMS: 0001 and 0002
           ADDITIONAL SHEETS SUBJECT TO THE TERMS AND
           CONDITIONS SPECIFIED HEREIN.
------------------------------------------------------------------------------------------------------------------------------------
30a  SIGNATURE OF OFFEROR/CONTRACTOR                                     31a. UNITED STATES OF AMERICA ;
                                                                             (SIGNATURE OF CONTRACTING OFFICER)
/s/ Christopher M. Wallace                                               /s/ [Signature Illegible]
------------------------------------------------------------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER (Type or print)     30c. DATE SIGNED       31 b. NAME OF CONTRACTING OFFICER (Type or print)

31 c. DATE SIGNED Christopher M. Wallace VP 3/28/02 [/s/ Signature Illegible] /s/ 5/9/02
------------------------------------------------------------------------------------------------------------------------------------
32a. QUANTITY IN COLUMN 21 HAS BEEN               33. SHIP NUMBER        34. VOUCHER  NUMBER               35. AMOUNT VERIFIED
                                                                                  I                            CORRECT FOR
                                                                      -------------------------
[_] RECEIVED     [_] INSPECTED   [_] ACCEPTED, AND CONFORMS TO THE       [_] PARTIAL FINAL.  [_] FINAL
                                 CONTRACT, EXCEPT AS NOTED
                                                                      --------------------------------------------------------------
                                                                      36. PAYMENT                          37. CHECK NUMBER
                                                                      --------------------------------------------------------------
                                                                      [_] COMPLETE        [_] PARTIAL      [_] FINAL
----------------------------------------------------------------------
32b. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE 32c. DATE
                                                                      --------------------------------------------------------------
                                                                      38. S/R ACCOUNT NUMBER    39. S/R VOUCHER NUMBER  40. PAID BY
                                                                      --------------------------------------------------------------
                                                                      42a. RECEIVED BY (Print)
                                                                      --------------------------------------------------------------
----------------------------------------------------------------------
I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR  PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF CERTIFYING OFFICER           41c. DATE         42b. RECEIVED AT (Location)
                                                                      --------------------------------------------------------------
                                                                      2c. DATE RECD                        42d. TOTAL CONTAINERS
                                                                      (YY/MM/DD)
------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION            SEE REVERSE FOR OMB CONTROL NUMBER AND                       STANDARD FORM 1449 (10-95)
                                                   PAPERWORK BURDEN STATEMENT                Prescribed by GSA - FAR (48 CFR 53.212

                                                                     ###-##-####
                                                                          Page 2


                      PART B - SUPPLIES/SERVICES AND PRICES

o     This  contract is entered  into under the  authority of 10 USC 2304 and 41
      USC 253.

o This contract is a non-personal health care service contract as defined in FAR 37.101, under which the contractor is an independent contractor.

o The Government may evaluate the quality of professional and administrative services provided, but retain no control over the medical, professional aspects of services rendered (e.g. professional judgments, diagnosis for specific medical treatment.)

o By signature of this contract, the Contractor agrees to indemnify the Government for any liability producing act or omission by the contractor, its employees and agents occurring during contract performance.

o By signature of this contract, the Contractor agrees to maintain medical liability insurance in a coverage amount not less than the amount normally prevailing within the local community for the medical specialty concerned, and;

o By signature of this contract, the Contractor agrees to ensure that subcontracts for provisions of health care services contain the requirement of the clause at 52.237-7 including maintenance of medical liability insurance.


ITEM         DESCRIPTION                                        QTY                  UNIT           UNIT PRICE       TOTAL PRICE
             BASE PERIOD (MAY 19, 2002
             THROUGH SEPTEMBER 30, 2002)
0001         Nursing Services - Carville Location                 135                  DA              $925.00         $124,875.00
             Period of Performance
             May 19, 2002- September 30, 2002
             Services described in Part C, 24
             hours day/7 days week, including holidays

0002         Nursing Services - Baton Rouge Location              135                  DA            $1,129.00         $152,415.00
             Period of Performance
             May 19, 2002- September 30, 2002
             Services described in Part C, 12
             hours day/7 days week, 7:00PM-7:30AM,
             including holidays                                                                                     /s/ 277,290.00

                                                                     ###-##-####
                                                                          Page 3




ITEM         DESCRIPTION                                        QTY                  UNIT           UNIT PRICE       TOTAL PRICE
             BASE PERIOD (MAY 19, 2002
             THROUGH SEPTEMBER 30, 2002)
             OPTION 1 (OCTOBER 1, 2002 THROUGH SEPTEMBER 30, 2003)
1001         Nursing Services - Carville Location                 365                  DA              $925.00         $337,625.00
             Period of Performance
             October 1, 2002- September 30, 2003
             Services described in Part C,
             24 hours day/7 days week, including holidays

1002         Nursing Services - Baton Rouge Location              365                  DA            $1,129.00         $412,085.00
             Period of Performance
             October 1, 2002- September 30, 2003
             Services described in Part C,
             12 hours day/7 days week,

             7:00PM-7:30AM,                                                                                             /s/ 749713
             including holidays

             OPTION 2 (October 1, 2003 through September 30,
             2004)
2001         Nursing Services - Carville Location                 366                  DA              $957.00         $350,262.00
             Period of Performance
             October 1, 2003- September 30, 2004
             Services described in Part C,
             24 hours day/7 days week, including Holidays

2002         Nursing Services - Baton Rouge Location              366                  DA            $1,169.00         $427,854.00
             Period of Performance October 1, 2003- September
             30, 2004  Services described in Part C,
             12 hours day/7 days week,                                                                                /s/ 778, 118
             7:00PM-7:30AM,
             including holidays a

                                                                     ###-##-####
                                                                          Page 4





ITEM         DESCRIPTION                                        QTY                  UNIT           UNIT PRICE       TOTAL PRICE
             OPTION 3 (OCTOBER 1, 2004
             THROUGH SEPTEMBER 30, 2005)
3001         Nursing Services - Carville Location                 365                  DA              $991.00            $361,715
             Period of Performance
             October 1, 2004- September 30, 2005
             Services described in Part C,
             24 hours day/7 days week, including holidays

3002         Nursing Services - Baton Rouge Location              365                  DA            $1,209.00         $441,285.00
             Period of Performance
             October 1, 2004- September 30, 2005
             Services described in Part C,
             12 hours day/7 days week, 7:00PM-7:30AM,
             including holidays                                                                                     /s/ 803,000.00

                                                                                                                  /s/ 2,608,121.00

                                                                     ###-##-####
                                                                          Page 5




C.1. GENERAL.

      C  1.1.   Introduction.   This  specification  contains  the  Government's
requirements for a fixed-price contract for nursing services at the National Hansen's Disease Programs (NHDP) locations in Baton Rouge and Carville LA.

      C.1.2. Background. The National Hansen's Disease Programs, Baton Rouge, LA is a specialized Federal medical facility for the treatment of persons with Hansen's Disease. There are two locations: (1) NHPD Inpatient Skilled Nursing Unit located on the third floor of Summit Hospital in Baton Rouge, Louisiana and
(2) the NHDP Independent/Assisted Living Facility at the Gillis Long Center, Carville, Louisiana. The NHDP, operated by the Federal Government since 1921, has statutory responsibility to provide care for patients with Hansen's Disease.

      C.1.3.   Purpose.   The  purpose  of  this  contract  is  to  provide  all
supervision, labor and management to provide nursing services at the two locations for the shifts indicated for each location.

C.2. PERSONNEL REQUIREMENTS AND SHIFTS

      C.2.1. The contractor shall provide staffing of the skill level and mix, quantity of staff and experience adequate to meet health needs of clients at the National Hansen's Disease Program's (NHPD) Inpatient Unit in Baton Rouge, Louisiana and Independent/Assisted Living Facility at the NHDP facility in Carville, Louisiana. The contractor shall provide a shift leader who is able to exercise independent nursing judgment, has excellent critical thinking skills, and is able to manage acute changes in adult to geriatric clients with chronic illnesses. A Bachelor of Science in Nursing (BSN) is preferred. The services shall supplement the Public Health Service Nursing staff and shall not be provided on shifts covered by government personnel.

      C.2.2.   The   Contractor   shall   provide   nursing   services  at:  the
locations/schedules as shown below. Within seven days of contract award, the contractor shall provide the Project Officer a list of staff names that will fill the scheduled shifts.

      C.2.2.1. NHDP Inpatient Unit, Baton Rouge, LA. Nursing services shall be provided for the night shift, 7:00PM-7:30AM, 7 days per week, 12 hours per day, 365 days per year, including holidays.

      C.2.2.2. NHDP Independent/Assisted Living Facility, Carville, LA. Nursing services shall be provided for the night shift, 7:00PM-7:30AM, 7 days per week, 12 hours per day, 365 days per year, including holidays.

      C.2.3. The contractor shall designate local point of contact who shall have full authority to act for the contractor on all contract matters relating to daily operation of this contract. The name of this person, and an alternate(s) who shall act for the Contractor

                                                                     ###-##-####
                                                                          Page 6




when the manager is absent, shall be designated in writing to the Contracting Officer. This person shall have the responsibility and authority to resolve any administrative or clinical issues involving contract staff and shall act as liaison and be available to facilitate the contract agreement and problem solving.

      C.2.4. The Contractor shall provide the level staffing sufficient for patient care. The contractor shall provide relief employees in the event of absences or illness. Contractor shall replace any employee who leaves the premises for any amount of time greater than 60 minutes.

      C.2.5. Continuity of care shall be maintained between Government and Contract Nursing Staff.

      C.2.6. The contracting agency shall provide a primary nursing staff 80% of the time to provide consistency, familiarity, and development of trust with clients.

      C.2.7. Personnel Requirements. Personnel assigned by the Contractor to perform the services covered by this contract shall meet the following qualifications and provide evidence thereof.

      C.2.7.1. Each employee shall be a graduate of an accredited professional nursing school or satisfactory completion of a training program appropriate for their level of certification.

      C.2.7.2. Employees shall have a least one (1) year of experience in longterm care or medical/surgical nursing within the past five (5) years.

      C.2.7.3. Employees shall have proficiency in skills and knowledge necessary for area of assignment. Skills shall include but not be limited to:

      o Comprehension and application of nursing processes.

      o Maintenance of patient comfort and safety

      o Administering medications

      o Documenting medical records.

      o CPR certification annually

      o Annual JCAHO in-service requirements

      o Contract employees shall be able to manage emergencies and make appropriate decisions for their skill level.

      o Current CPR certification to be maintained through out the period of assignment to this contract

      o Registered Nurses shall have the knowledge and skills to provide nursing services to the medical and/or surgical patient who are chronically ill with potential for acute exacerbations of illness. They shall have excellent assessment skills and be able to plan care based upon health deviations. They shall have knowledge of the nursing process and be able to reflect the nursing process in teaching and documentation. They shall be able to provide leadership on the Unit assigned.

                                                                     ###-##-####
                                                                          Page 7





      o Registered Nurses shall have the ability to critically think, provide emergency care as required, and triage as needed. The Nurse must have the ability to communication effectively with varied staff levels as well as with opposing shifts. The Registered Nurse must be able to initiate and monitor IV Therapy and occasionally blood transfusions.

      o Licensed Practical Nurses shall have knowledge and skills to provide services to the medical-surgical adult to geriatric client. They must have the ability to perform assessments, monitor IV therapy, detect and report changes in the client to appropriate personnel at the appropriate time. The LPN must have excellent documentation and communication skills.

      o Certified Nursing Assistants shall, in addition to providing personal care, perform common nursing procedures such as observing and reporting on patient conditions; taking and recording vital signs; collecting and labeling specimens; sterlizing equipment; listening to and encouraging patients; giving sitz baths and enemas; applying and changing compresses and non-sterile dressings; checking and replenishing supplies; securing admission data from patients; and assisting in controlling aggressive or disruptive behavior. Follow specific instructions; matters not covered are verified with the supervisor.

      C.2.7.4. The Contractor shall obtain and have available for Government review, upon request, certificates giving notice of the results of a physical examination (given within 6 months before start of this contract) for each person performing services under this contract. The certificate (provided by a licensed physician) shall state that the employee is physically able to perform the assigned work under this contract and is free of infectious or contagious diseases, which may be threatening to high-risk senior patient. This certificate shall include results of drug tests. The medical exam shall include: Medical history, including condition of health, and proof of Rubella titer, proof that immunizations (including hepatitis) and TB screening are up to date. The medical exam shall provide a medical certification and statement that the employee is able to perform assigned duties without restriction.

      C.2.7.5. The Contractor shall perform criminal record check for all employees or potential employees to be employed under the contract. The results shall be provided to the Government. The Government will perform fingerprinting of contractor employees when issuing identification badges.

      C.2.7.6. The NHDP is not labor attested. Employees shall be at least 18 years old and be United States Citizens.

      C.2.7.7.   All   qualifications  and  certifications  are  to  be  equally
applicable to any replacement and relief contract employee.

                                                                     ###-##-####
                                                                          Page 8




C.3. PATIENT CARE

      C.3.1. Services shall provide direct patient care to long- and short-term clients with Hansen's disease and medical-surgical health deviations. Contract employees shall demonstrate sound judgment in providing routine and emergent care to all clients.

      C.3.2. The NHDP Inpatient Skilled Nursing Unit, located on the third floor of Summit Hospital, has an average daily census of 21, with a bed capacity of
28. Care includes, but is not limited to assessments, feeding, medication management, IV therapy, wound care management, hygienic/comfort measures, and assistance with mobility. Clients on the unit have a variety of disabilities including blindness, difficulty hearing, amputated limbs, and language barriers (many clients' native language is Spanish).

      C.3.3. The Independent/Assisted living facility located at Carville, LA has a population of 33 residents. The contractor shall provide sufficient staff to assist clients who come to the clinic for medication assistance or emergency treatment. Clients at the Carville Campus may require assistance with medication management and overall comfort measures. The Contract staff member(s) shall respond to emergency situations in the apartments or living quarters as the need arises. The contractor shall be responsible for assisting the client to access the appropriate health care facility based on the assessment.

      C.3.4. If an emergency situation arises in which neither the Supervisory Contract Nurse nor the Public Health Service Supervisor is able to handle, the on-call Physician shall be notified. Any client who exhibits a deterioration in health status or diminished inability to care for self, should be reported to the Public Health Service Nurse Supervisor, Director of Nurses, or attending Physician.

      C.3.5. Services to clients shall be provided in accordance with physician's orders (standing orders included) and the provisions of care given by the staff under his/her supervision. Care shall be provided in accordance with the Nursing Policy and Procedure Manual, Standards of Care for Long-Term Care Facilities and Practice Guidelines for each respective discipline.

C.4 CHART REPORTS/MEDICAL RECORDS

      The off -going Nursing staff (whether government or contract) will provide a comprehensive update on each client. The client's record shall be kept current at all times. The Government reserves the right to review the client's records at any time. All employees are expected to arrive to work on time and be available to receive communication regarding clients and/or shift events.

C.5 PERFORMANCE OF SERVICES - POLICIES

      Services shall be performed in accordance with the Nurse Practice Act of Louisiana (RN/LPN), Policy and Procedures of Health and Human Services, (HHS), National

                                                                     ###-##-####
                                                                          Page 9




Hansen's  Disease  Programs  Operations  Manual,  Nursing  Policy and  Procedure
Manual, Infection Control and OSHA Guidelines, and Environmental Care Procedures. The Pharmacy Policy and Procedure Manual must be referenced as needed regarding ordering, administering, and documenting pharmaceutical agents. Contractors shall provide active participation in each client's care planning process. Care plans and documentation standards of the unit shall be strictly adhered to by all contract staff.

C.6. CONTRACTOR TRAINING

      C.6.1. The Contractor shall be responsible for training/orientating their employees as it relates to NHPD, JCAHO, arid the respective discipline's certification and licensure guidelines. Contract employees shall read the following manuals: Nursing Policy and Procedure, Infection Control, Environmental Care, and .Pharmacy prior to working on the Hansen's Unit. Contract employees shall also attend an 8-hour workshop to learn about Hansen's Disease. Replacement and relief employees shall be oriented at Contractor expense.

      C.6.2. The Contractor shall be responsible for informing their employees of all applicable policies and contents of this contract. The Contractor shall be responsible for the employee's compliance with policies and work requirements of NHDP.

      C.6.3. The Contractor shall apprise all employees of their responsibility to maintain confidentiality as well as patient rights.

      C.6.4. The Government will make all manuals referred in the contract available.

C.7 UNIFORMS AND NAME TAGS

      C.7.1. Contractor employees shall wear uniforms and nametags, identifying their level of skill and name. Uniform requirements are as follows:

               Color:         White

               Style: Female - dress, pants suit or culottes, tailored as a uniform with sleeves and appropriate neckline (jumpsuits are not acceptable). Male - Shirt or tunic top and trousers

               Fabric: Opaque. Two piece uniforms must be of the same fabric

               Shoes:         White

               Hose/Socks:    Female - White Male - White

               Sweater: Cardigan, solid color (navy, black or white), unadorned, worn over uniform, except when performing direct patient care.

                                                                     ###-##-####
                                                                         Page 10




               Jewelry: Ear wire or stud earrings, wedding, ring and band watch only.

      C.7.2. The Government will issue a Contractor name badges, which shall be worn at all times above the waist. The badges will be left in the work area at the end of the work shift. Badges shall be returned upon termination of employment or contract. (See additional guidelines for uniforms).

C.8 EQUIPMENT

      The Contractor shall provide all uniforms and personal items in the performance of this contract. The Government will provide all equipment and supplies (other than uniforms and personal items) in the performance of this contract.

C.9 CONTRACTOR REQUIREMENTS

      C.9.1. The Contractor shall:

      C.9.1.1. RESERVED.

      C.9.1.2. Be accredited by appropriate licensing authority.

      C.9.1.3. Meet JCAHO requirements

      C.9.1.4. Maintain current professional liability/malpractice insurance.

      C.9.1.5. Provide staff with current Louisiana License(s). Contractor shall. monitor renewal of staff licenses and present the renewed licenses to Director of Nursing of NHDP two weeks prior to the expiration date.

      C.9.2 A representative of the Contractor shall attend the NHDP monthly staff meeting. Additionally, meetings may be scheduled periodically which shall require attendance of a contractor representative. The Government will provide notice of such meetings as they are scheduled.

      C.9.3. Contractor shall provide continuing education, in-service training, and meetings for agency staff. Documentation of the above, including annual CPR certification, shall be provided to the Director of Nursing of NHDP for recording in accordance with JCAHO requirements.

      C.9.4. A representative with the authority to represent the contractor shall be available during JCAHO visits.

C.10. INCORPORATION OF CONTRACTOR'S PROPOSAL

      It is understood and agreed that the Contractor shall, in meeting the requirements of this contract, perform the work in accordance with the Contractor's proposal to the National Hansen's Disease Program for Nursing Services, dated April 3, 2002, provided however, that to the extent that any provisions of the articles of this contract are in conflict or

                                                                     ###-##-####
                                                                         Page 11




inconsistent with any provisions of said proposal, the provisions of the articles of this contract shall be controlling and shall supersede the provisions of said proposal.

      Additionally, as stated in letter dated May 3, 2002, the personnel provided under this contract shall consist of the occupations and levels as shown below:

      Supervising Registered Nurse - Registered Nurse III

      Registered Nurse - Registered Nurse II

      Licensed Practical Nurse - Licensed Practical Nurse III

      - Certified Nursing Assistance - Nursing Assistant II


                     SECTION E - INSPECTION AND ACCEPTANCE

E.1. FAR 52.246-4 INSPECTION OF SERVICES - FIXED PRICE (AUG 1996)

E.2. PERFORMANCE REQUIREMENT SUMMARY

      Attachment A contains the Performance Requirements Summary for Performance Based Contracting. This summary lists the contract requirements considered most critical to acceptable contract performance and shows the maximum allowable degree of deviation (AQL) from perfect performance for each requirement. An explanation of this summary is included.


                      SECTION F - DELIVERIES OF PERFORMANCE

F.1 PERIOD OF PERFORMANCE

      The period of contract performance is from date of award through September 30, 2002, with options to extend for three twelve month periods.

F-2 PERFORMANCE CONDITIONS.

      The Contractor shall provide the services described herein. All medical records shall be subject to review by the Director of Nursing, the Director Clinical Services and the Contracting Officer

F.3 PLACE OF PERFORMANCE. THE PLACE OF PERFORMANCE SHALL BE:

      a) The National Hansen's Disease Programs Ward, Summit Hospital, 17000 Medical Center Drive, Baton Rouge LA 70816

      b) The National Hansen's Disease Programs, Gillis Long Center, 5445 Point Clair Road, Carville LA 70121

                                                                     ###-##-####
                                                                         Page 12





                    SECTION G - CONTRACT ADMINISTRATION DATA

G.1 CONTRACTING OFFICER

      Authority to negotiate changes in terms, conditions or amounts cited in this contract is reserved for the Contracting Officer signing this document.

      The Contracting Officer will administer the contract with technical support from the Project Officer. The Contracting Officer who is the only authority to make changes in this contract shall make all changes in this contract in WRITING.

G.2 PROJECT OFFICER

      G.2.1. The Project Officer will monitor performance, perform evaluations and acceptance, and will provide technical direction. The performance of services required herein shall be subject to the technical direction of the Project Officer with respect to technical matters pertaining hereto. As used herein, "Technical Direction" is direction to the Contractor that fills in details, suggests possible lines of inquiry, or otherwise supplements the scope of work. "Technical direction" must )e confined to the general scope of work set forth herein and shall not constitute a new assignment, nor supersede or modify any other clause of this contract. To be valid, technical direction:

      G.2.1.1.   Shall  not  change  the   expressed   terms,   conditions,   or
specifications incorporated into this contract;

      G.2.1.2. Will not be issued in writing (except in emerency situations) consistent with the general scope of work set forth in the contract and;

      G.2.1.3. Shall not constitute a basis for extension to the contract delivery schedule or contract price.

      G.2.2. The Project officer is authorized to:

      G.2.2.1.   Act  as  liaison   and  to   coordinate   Contractor/Government
activities;

      G.2.2.2. Arrange for and coordinate the use of Government resources;

      G.2.2.3.  Provide  technical  guidance in the performance of the contract;
and

      G.2.2.4. Receive, review and approve (but not reject or deny) progress reports, selected invoices and final reports or other functions of a technical nature. The authority to reject performance and deny associated invoices is expressly reserved for the Contracting Officer

      G.2.3. The Project Officer does not have the authority to alter the Contractor's obligations under the contract; issue Change Orders or modify any of the expressed terms, conditions, specifications or the Description/Specs/Work Statement. The Contracting Officer shall issue such changes in writing.

                                                                     ###-##-####
                                                                         Page 13




G.3 INVOICE SUBMISSION

      G.3.1. Invoice payment will be made monthly for properly submitted invoices for services provided during the covered period. Invoices shall be submitted and paid in accordance with 52.212-4 CONTRACT TERMS AND CONDITION;--COMMERCIAL ITEMS (MAY 2001), PARAGRAPH G ENTITLED INVOICES. Invoices shall be submitted in original and 3 copies to the Chief, Financial Office, National Hansen's Disease Programs, 1770 Physicians Park Drive, Baton Rouge LA 70816.

G.4 PAYMENTS

      G.4.1. The Government will pay invoices under this contract either by check or by wire transfer at the option of the Government.

      G.4.2. Payments will be based on the information provided on the invoice and certified by the Project Officer and Contracting Officer.

      GA.' ). The Government is authorized to reduce future payments to recoup amounts overpaid on the basis of the information furnished.

      G.4.4. The Government will not be liable for errors or delays in payment as a result of the Contractor's failure to furnish information changes as required.

      G.4.5. The Contractor shall direct all inquiries concerning payments directly to the FINANCIAL OFFICER AT NHDP, (225) 756-3769.

      G.4.6. Payments will be made in accordance with the Prompt Payment Act.

G.5. PAYMENT BY ELECTRONIC FUNDS TRANSFER

      G.5.1. The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-34, Payment by Electronic Funds Transfer- Other than Central Contractor Registration, incorporated by reference in Section I, requires the contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.

      G.5.2. The contractor shall make the designation by submitting the form titled "ACH Vendor/Miscellaneous Payment Enrollment Form" to the address indicated below. The form is included as SECTION J, ATTACHMENT B.

      G.5.3. In cases where the contractor has previously provided such designation, i.e. pursuant to prior contract/order and been enrolled in the program, the form is not required.

                                                                     ###-##-####
                                                                         Page 14



      G.5.4. The completed form shall be mailed after award, but no later than 14 calendar days before an invoice is submitted, to the following address:

                       National Hansen's Disease Programs
                       Attn: Financial Management Office
                       1770 Physicians Park Drive
                       Baton Rouge LA 70816

                                                                     ###-##-####
                                                                         Page 15




                    SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1. GOVERNMENT PROPERTY

      H.1. 1. The Contractor shall provide all uniforms and personal items in the performance of this contract. The Government will provide all equipment and supplies (other than personal items) in the performance of this contract.

      H.1.2. The contractor shall take all reasonable precautions in accordance with sound practices to safeguard and protect government property. The Contractor shall be responsible for proper care and protections of Government property. The Contractor shall be held liable for loss or damage due to neglect of abuse of Government property by contract employees.

H.2. KEY PERSONNEL

      The Contractor shall provide to the Project Officer the name and qualifications of Key Personnel of this contract prior to the commencement of the contract. If for any reason the Contractor replaces Key Personnel, the Contractor shall provide the same information to the Project Officer prior to making the replacement.

H.3. COOPERATION WITH OTHER CONTRACTORS

      During the life of this contract, other personnel/contractors may be performing work concurrently at the site. To minimize interference and delay to the work progress of all concerned, all contractors shall cooperate with each other and coordinate their operations to the fullest extent. As far as practicable, all contractors performing work for the government shall have equal rights to use of facilities. In a dispute the matter shall be referred to the Project Officer and then the Contracting Officer for settlement and adjustment.

H.4. SITE CONDITION

      All contractors shall be responsible for having ascertaining pertinent local conditions readily determined by inspection and inquiry such as location., accessibility, parking and the general character of the site and or labs and any other work being performed therein at the time of the submission of offer.

H.5. FIREARMS

      Firearms shall not be brought onto, carried, or stored at the facility at any time.

                                                                     ###-##-####
                                                                         Page 16




H.6. PERSONALLY OWNED VEHICLES

      Parking is available on a first come first served basis to employees in approved areas near the work site. Contractor employees must have adequate licenses, registration and insurance to receive a vehicle ID and to bring the vehicle inside the Gillis Long Center grounds. All traffic and parking regulations are applicable to contractors.

H.7. OFFICIAL BUSINESS

      Government property, to include telephones, shall be used for official business only in the performance of this contract. The Contractor or the Contractor's employees shall not use government property in any manner for personal advantage, business gain, or other personal endeavor.

H.8. EXCLUSION OF EMPLOYEES

      H.8.1. The Contracting Officer may request the contractor to exclude from work such employees as the Contracting Officer deems incompetent, careless and or unsuitable or whose continued employment is inconsistent with the best interest of the Government. The Contracting Officer reserves the right to exclude from work any employee previously barred from the NHDP.

      H.8.2. The Government may request the Contractor to immediately remove any employees from the work site should it be determined that the individuals being assigned to duty are not qualified or are found to be unfit for performing duties. The contractor shall comply with these requests.

      H.8.3. For clarification a determination of unfit may be made; from, but is not limited to incidents involving the most identifiable types of misconduct or delinquency as set forth below:

      H.8.3.1. Violation of rules and regulations of NHDP.

      H.8.3.2. Disorderly conduct, use of abusive or offensive language, quarreling, intimidation by words or actions or fighting. Participating in disruptive activities, which interfere with the normal and efficient operations of the Government, is also considered disorderly conduct.

      H.8.3.3. Theft, vandalism, immoral conduct, or any criminal action.

      H.83.4. Possessing, selling, consuming or being under the influence of intoxicants, illegal drugs, or substances that produce similar affects.

      H.8.3.5. Unauthorized use of Government property.

                                                                     ###-##-####
                                                                         Page 17




      H.8.3.6. Possession of weapons while on duty.

      H.8.4. In the event of a dispute, the Contracting Officer will make the final determination. Contractors shall remind employees that the place of employment is Federal Property.

H.9. WAGES.

      Wages paid for labor performed under this contract shall be: accordance with the minimum hourly rate and other benefits specified in Wage Determination No. 1194-2231, Revision 18 dated 5/31/2001 as issued by the Department of Labor. This wage determination is included as Attachment B.

H.10. CONFIDENTIALITY OF PATIENT RECORDS

      The Contractor shall retain confidentiality of patient names, patient conditions and other treatment of patients treated at this facility. Disclosure of information without prior consent of the patient may be made by you to: another prove der of health care treating the same patient, Government officials with a need to know. If the Contractor is unsure regarding disclosure, the Project Officer will provide advice. The Contractor shall be responsible to apprise all employees of their responsibility to maintain confidentiality as well as other patient rights.

H.11. NON DISCRIMINATION

      The Contractor agrees to make no distinctions among patients under this contract on the basis of race, creed, nor national origin. For the purpose of his contract, distinctions on the ground of race, color, creed, or national origin include, but are not limited to the following: Denying a patient any service or benefit or availability of a treatment, providing any service to a patient which is different or is provided in a different manner or at a different time from that provided to other patients under this contract; subjecting a patient to segregation or separate treatment in any manner related to his receipt of any service; restricting a patient in any way in the enjoyment of any advantage or privilege enjoyed by others. The assignment of time for the provision of services on the basis of race, color, creed, or national origin of the patients is prohibited.

                                                                     ###-##-####
                                                                         Page 18




                            PART I - CONTRACT CLAUSES

52.212-4 CONTRACT TERMS AND CONDITIONS-COMMERCIAL ITEMS. (FEB 2002)

      (a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights-

      (1) Within a reasonable time after the defect was discovered or should have been discovered; and

      (2) Before any substantial change occurs in the condition tion of the item, unless the change is due to the defect in the item.

      (b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the: Assignment of Claims Act (31 U.S. C. 3727). However, when a third party makes payment (e. g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

      (c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

      (d) Disputes. This contract is subject to the Contract Dispute; Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

      (e) Definitions. The clause at FAR 52.202-1, Definitions is incorporated herein by reference.

      (f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

                                                                     ###-##-####
                                                                         Page 19




      (g) Invoice.

      (1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include-

      (i) Name and address of the Contractor;

      (ii) Invoice date and number;

      (iii) Contract number, contract line item number and, if applicable, the order number;

      (iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

      (v) Shipping number and date. of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

      (vi) Terms of any discount for prompt payment offered;

      (vii) Name and address of official to whom payment is to be sent;

      (viii) Name, title, and phone number of person to notify in event of defective invoice; and

      (ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

      (x) Electronic funds transfer (EFT) banking information.

      (A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

      (B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor r Registration), or applicable agency procedures.

      (C) EFT banking information is not required if the Government waived the requirement to pay by EFT. (2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

      (h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

      (i) Payment. Payment shall be made for items accepted by the 11 Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice.. For the purpose of computing

                                                                     ###-##-####
                                                                         Page 20




the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an e: electronic funds transfer payment is made.

      (j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

      (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

      (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

      (k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

      (1) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenicen. hence. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease: work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

      (m) Termination for cause. The Government may terminate This contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a term nation for convenience.

      (n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

      (o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

      (p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

                                                                     ###-##-####
                                                                         Page 21




      (q) Other  compliances.  The  Contractor  shall comply with all applicable
Federal,   State  and  local  laws,  executive  orders,  rules  and  regulations applicable to its performance under this contract.

      (r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

      (s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

      (1) The schedule of supplies/services.

      (2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

      (3) The clause at 52.212-5.

      (4) Addenda to this solicitation or contract, including any license agreements for computer software.

      (5) Solicitation provisions if this is a solicitation.

      (6) Other paragraphs of this clause.

      (7) The Standard Form 1449.

      (8) Other documents, exhibits, and attachments.

      (9) The specification.

                             ADDENDA TO FAR 52.212-4

52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE.  (FEB 1998)

      This contract incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es):

http://www.far.gov; http://access.qpo.gov; http://www.arnet.gov/far/;
hftp:lWwww.hhrb.gov/ogam/oam/procurement/hhsar.html


FAR 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999

      The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by -he Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting

                                                                     ###-##-####
                                                                         Page 22




Officer may exercise the option by written notice to the Contractor within 10 days of the completion date of the contract.

FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)

      a) The Government may extend the term of this contract by written notice to the Contractor within 5 days [insert the period of time within which the Contracting Officer may exercise the option]; provided that the Governn lent gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

      (b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

      (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 36 months.


FAR 52.228-5 INSURANCE - WORK ON A GOVERNMENT INSTALLATION (JAN 1997)

      (a) The Contractor shall, at its own expense, provide and maintain during the entire performance of this contract, at least the kinds and minimum amounts of insurance required in the Schedule or elsewhere in the contract.

      (b) Before commencing work under this contract, the Contractor shall notify the Contracting Officer in writing that the required insurance has been obtained. The policies evidencing required insurance shall contain an endorsement .o the effect that any cancellation or any material change adversely affecting the Government's interest shall not be effective

      (1) For such period as the laws of the State in which this contract is to be performed prescribe; or

      (2) Until 30 days after the insurer or the Contractor gives written notice to the Contracting Officer, whichever period is longer.

      (c) T66 Contractor shall insert the substance of this clause, including this paragraph (c), in subcontracts under this contract that require work on a Government installation and shall require subcontractors to provide and maintain the insurance required in the Schedule or elsewhere in the contract. The Contractor shall maintain a copy of all subcontractors' proofs of required insurance, and shall make copies available to the Contracting Officer upon request.

                           General Liability $500,000

                                                                     ###-##-####
                                                                         Page 23




FAR 52.237-2 PROTECTION OF GOVERNMENT BUILDINGS,  EQUIPMENT, AND VEGETATION (APR
1984)

      The Contractor shall use reasonable care to avoid damaging existing buildings, equipment, and vegetation on the Government installation. If the Contractor's failure to use reasonable care causes damage to any of this property, :he Contractor shall replace or repair the damage at no expense to the Government as the Contracting Officer directs. If the Contractor fails or refuses to make such repair or replacement, the Contractor shall be liable for the cost, which may be deducted from the contract: price.

FAR 52.237-3 CONTINUITY OF SERVICES (JAN 1991)

      (a) The Contractor recognizes that the services under this contract are vital to the Government and must be continued without interruption anal that, upon contract expiration, a successor, either the Government or another contractor, may continue them. The Contractor agrees to-

      (1) Furnish phase-in training; and

      (2) Exercise its best efforts and cooperation to effect an orderly and efficient transition to a successor.

      (b) The Contractor shall, upon the Contracting Officer's written notice,

      (1) furnish phasein, phase-out services for up to 90 days after this contract expires and

      (2) negotiate in good faith a plan with a successor to determine the nature and d extent of phase-in, phaseout services required. The plan shall specify a training program and a date for transferring responsibilities for each division of work described in the plan, and shall be subject to the Contracting Officer's approval. The Contractor shall provide sufficient experienced personnel during the phase-in, phase-out period to ensure that the services called for by this contract are maintained at the required level of proficiency.

      (c) The Contractor shall allow as many personnel as practicable to remain on the job to help the successor maintain the continuity and consistency of the services required by this contract. The Contractor also shall disclose necessary personnel records and allow the successor to conduct on-site interviews with these employee;. If selected employees are agreeable to the change, the Contractor shall release them at a mutually agreeable date and negotiate transfer of their earned fringe benefits to the successor.

      (d) The Contractor shall be reimbursed for all reasonable phase-in, phase-out costs (i.e., costs incurred within the agreed period after contract expiration that result from phase-in, phase-out operations) and a fee (profit) not to exceed a pro rata portion of the fee (profit) under-this contract.

FAR 52.237-7 INDEMNIFICATION AND MEDICAL LIABILITY INSURANCE (JAN 1997)

      (a) It is expressly agreed and understood that this is a nonpersonal services contract, as defined in Federal Acquisition Regulation (FAR) 37.101, under which the professional services rendered by the Contractor are rendered in its capacity as an independent contractor. The Government may evaluate the quality of professional and administrative services provided, but retains no control over professional aspects of the services rendered, including by example, the Contractor's professional medical judgment,

                                                                     ###-##-####
                                                                         Page 24




Page 24 diagnosis, or specific medical treatments. The Contractor shall be solely liable for and expressly agrees to indemnify the Government with respect to any liability producing acts or omissions by it or by its employees or agents. The Contractor shall maintain during the term of this contract liability insurance issued by a responsible insurance carrier of not less than the following amount(s) per specialty per occurrence: $ 2 million general aggregate, $1 million personal and adv injury and $1 million per occurrence.

      (b) An apparently successful offeror, upon request by the Contracting Officer, shall furnish prior to contract award evidence of its insurability concerning the medical liability insurance required by paragraph (a) of this clause.

      (c) Liability insurance may be on either an occurrences basic or on a claims-made basis. If the policy is on a claims-made basis, an extended reporting endorsement (tail) for a period of not less than 3 years after the end of the contract term must also be provided.

      (d) Evidence of insurance documenting the required coverage for each health care provider who will perform under this contract shall be provided to the Contracting Officer prior to the commencement of services under this contract. If the insurance is on a claims-made basis and evidence of an extended reporting endorsement is not provided prior to the commencement of services, evidence of such endorsement shall be provided to the Contracting Officer prior to the expiration of this contact. Final payment under this contract shall be withheld until evidence of the extended reporting endorsement is provided to the Contracting Officer.

      (e) The policies evidencing required insurance shall also contain an endorsement to the effect that any cancellation or material change adversely affecting the Government's interest shall not be effective until 30 days after the insurer or the Contractor gives written notice to the Contracting Officer. If, during the performance period of the contract the Contractor changes insurance providers, the Contractor must provide evidence that the Government will be indemnified to the limas specified in paragraph (a) of this clause, for the entire period of the contract, either and,-r the new policy, or a combination of old and new policies.

      (f) The Contractor shall insert the substance of this clause, including this paragraph (f), in all subcontracts under this contract for health care services and shall require such subcontractors to provide evidence of and maintain insurance in accordance with paragraph (a) of this clause. At least 5 days before the commencement of work by any subcontractor, the Contractor shall furnish to the Contracting Officer evidence of such insurance.

                                  HHSAR CLAUSES

352.202-1               Definitions.                            JAN 2001
352.223-70              Safety and health.                      JAN 2001
352.224-70              Confidentiality of information.         JAN 2001

                                                                     ###-##-####
                                                                         Page 25





352.232-9               Withholding of contract payments.       APR 1984
352.270-4               Pricing of adjustments.                 JAN 2001
352.270-6               Publications and publicity.             JUL 1991
352.270-7               Paperwork Reduction Act.                JAN 2001


52.212-5  CONTRACT  TERMS AND  CONDITIONS  REQUIRED  TO  IMPLEMENT  STATUTES  OR
EXECUTIVE

ORDERS- COMMERCIAL ITEMS (DEC 2001)

      (a) The Contractor shall comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

      (1) 52.222-3, Convict Labor (E.O. 11755).

      (2) 52.233-3, Protest after Award (31 U.S.C. 3553).

      (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components:

_____X (1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 2538 and 10 U.S.C. 2402).

_____(2)       52.219-3, Notice of Total HUBZone Small Business Set-Aside (Jan
               1999).

_____(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer).

_____(4)(i)    52.219-5, Very Small Business Set-Aside (Pub. L. 103-403, section
               304, Small Business Reauthorization and Amendments Act of 1994).

_____(ii)      Alternate I to 52.219-5.

_____(iii)     Alternate II to 52.219-5.

_____X(5)      52.219-8, Utilization of Small Business Concerns (15 U.S.C.
               637 (d)(2) and (3)).

_____(6)       (6) 52.219-9, Small Business Subcontracting Plan (15 U.S.C.
               637(d)(4)).

_____X(7)      52.219-14, Limitations on Subcontracting (15 U.S.C
               637(a)(14)).

_____(8)(i)    52.219-23, Notice of Price Evaluation Adjustment for Small
               Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

_____(ii)      Alternate I of 52.219-23.

_____(9) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

_____ (10)     52.219-26, Small Disadvantaged Business Participation
               Program-Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

_____X (11)    52.222-21, Prohibition of Segregated Facilities (Fete 1999)

_____X(12)     52.222-26, Equal Opportunity (E.O. 11246).

_____X (13)    52.222-35, Equal Opportunity for Special Disabled Veterans,
               Veterans of the Vietnam Era, and Other Eligible Veterans (38
               U.S.C. 4212)

_____X (14)    52.222-36, Affirmative Action for Workers with Disabilities
               (29 U.S.C. 793).

                                                                     ###-##-####
                                                                         Page 26




_____X (15) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).

_____ (16) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (E.O. 13126).

_____ (17)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPADesignated Products (42 U.S.C. 6962(c)(3)(A)(ii)).

_____          (ii) Alternate I of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

_____ (18) 52.225-1, Buy American Act-Balance of Payments Program-Supplies (41 U.S.C. 10a 1 10d).

_____ (19)(i) 52.225-3, Buy American Act-North American Frce Trade Agreement-Israeli Trade Act-Balance of Payments Program (41 U.S.C. 10a - l 0d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).

_____          (ii) Alternate I of 52.225-3.

_____ (iii) Alternate II of 52.225-3. (20) 52.225-5, Trade Agreements (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

_____X         (21) 52.225-13, Restriction on Certain Foreign Purchase;; (E.O.
               12722, 12724, 13059, 13067, 13121, and 13129). _- (22) 52.225-15,
               Sanctioned European Union Country End Products (E.O. 12849).

_____          (23) 52.225-16, Sanctioned European Union Country Services (E.O.
               12849).

_____ (24) 52.232-33, Payment by Electronic Funds Transfer-C,-ntral Contractor Registration (31 U.S.C. 3332).

_____X (25) 52.232-34, Payment by Electronic Funds Transfer-Other than Central Contractor Registration (31 U.S.C. 3332).

_____          (26) 52.232-36, Payment by Third Party (31 U.S.C. 3332.

_____          (27) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

_____ (28)(i) 52.247-64, Preference for Privately Owned U.S.Flag Commercial Vessels (46 U.S.C. 1241).

_____          (ii) Alternate I of 52.247-64.

           (c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

_____X (1) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.).

_____X (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et seq.). SEE BELOW

_____X (3)52.222-4,3, Fair Labor Standards Act and Service Contract Act-Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 ~U.S.C. 351, et seq.).

_____ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act-Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

_____ (5) 52.222-47, SCA Minimum Wages arid Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Age-eement (CBA) (41 U.S.C. 351, et seq.).

      (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in

                                                                     ###-##-####
                                                                         Page 27




excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.

      (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

      (2) The Contractor shall make available at its officer at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved. (3) As used in this clause, records include books, document;, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

      (e)  Notwithstanding  the  requirements  of the clauses in paragraphs (a),
(b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components

      (1) 52.222-26, Equal Opportunity (E.O. 11246);

      (2) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212);

      (3) 52.222-36, Affirmative Action for Workers with :Disabilities (29 U.S.C. 793);

      (4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996); and

      (5) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.).

                             ADDENDA TO FAR 52.212-5

52.222-42 STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (MAY 1989)

      In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR part 4), this clause identifies the classes of service employees expected to be employed under the contract and s-.-ates the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C: 5341 or 5332.

This Statement is for information Only:

It is not a Wage Determination

                                                                     ###-##-####
                                                                         Page 28




       EMPLOYEE CLASS            MONETARY WAGE -          FRINGE BENEFITS
       RN Supervisory            $27.13/Hour,             GS-11
       RN                        $22.41/Hour,             GS-9
       LPN                       $16.49/Hour,             GS-6
       NA                        $13.23/Hour,             GS-4

                                                                     ###-##-####
                                                                         Page 29




           PART J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS


ATTACHMENTS

A. Performance Summary Requirements

B. Wage Determination

                                                                     ###-##-####
                                                                         Page 30




                         PERFORMANCE REQUIREMENT SUMMARY

                                                                                                                      DEDUCTION FROM
                                                                                                                      CONTRACTORS
                                                             MAXIMUM ALLOWABLE DEGREE                                 INVOICE
                                                            OF DEVIATION FORM STANDARD                                PRICE FOR
                                                                ACCEPTABLE QUALITY                                    PERFORMANCE
REQUIRED SERVICE                     STANDARD                     LEVEL (AQL)             METHOD OF SURVEILLANCE      BELOW AQL
1.    Attend to patients        In accordance with          (.5%) Lot average is         Incident reports,             25%
      basic care needs.         patient care practices      average # of patients (21    complaints form patients
                                all services shall meet     at NHDP Ward and 33 at       and/or care planning team
                                100% performance.           Carville) times 30 work      and review of documents
                                                            shits/month:                 such as care plans, nurses
                                                                                         notes and medication
                                                                                         records.

2.    Comply with care          In accordance with          (1%) Lot is average # of     Incident reports,             25%
      planning (from all        patient care practices      work shifts per month = 30   complaints from patients
      disciplines) and          all services shall meet                                  and/or care planning team
      medical management of     100% performance.                                        and review of documents
      patient.                                                                           such as care plans, nurses
                                                                                         notes and medication
                                                                                         records.

3.    Provide adequate          100% performance            (1%) Lot is average # work   Random monitoring,            15%
      staffing during tour of                               shifts (30) per month x 12   including observations of
      duty.  Shall maintain                                 hours per shift (NHDP Ward   tardiness and leaving early.
      staffing level as                                     Baton Route) and 24 hours
      proposed and                                          (NHDP Carville).
      incorporate din
      contract.

4.    Adhere to charting and    In accordance with          (1%) Lot average is # of     Review of patient charts      20%
      documentation             patient care practices      patients (21 at NHDP Ward
      procedures.               all services shall meet     and 33 at Carville) times
                                100% performance.           30 work shifts/month:

5.    Respect of rights of      100% performance            (2%) Lot is average # work   Observations, patient         10%
      patients and other                                    shifts (30) per month x 12   complains and random
      employees                                             hours per shift (NHDP Ward   interviews of patients.
                                                            Baton Route) and 24 hours

                                (NHDP Carville).

6.    Representation at         100% performance            Once per month and as        Meeting sign in record.       5%
      NHDP's staff meetings.                                needed for special
                                 circumstances.

[/S/ ATCHA]

                                                                     ###-##-####
                                                                         Page 31




                 EXPLANATION OF PERFORMANCE REQUIREMENTS SUMMARY

      1. The purpose of this attachment is to:

            1.1 List the contract requirements considered most critical to acceptable contract performance (columns 1 and 2).

            1.2 Show the maximum allowable degree of deviation (AQL) from perfect performance for each requirement that shall be allowed by the Government before contract performance is considered unsatisfactory (column 3).

            1.3 Explain the quality assurance methods the Government will use to evaluate the Contractor's performance in meeting the contract requirements (column 4).

            1.4 Show the percentage of the major elements of the contract price that each listed contract requirement represents (column 5).

            1.5 Define the procedure the Government will use in reducing the Contractor's monthly payment if satisfactory performance is not rendered by the Contractor.

      2. The Government's primary quality assurance procedures are based on the recurring critical output of the contract.

      3. The criteria for satisfactory and unsatisfactory performance are as follows:

      For areas surveyed. Criteria are based on the lot size and AQL for each contract requirement. When the number of defects in the Contractor's performance discovered by the Project Officer exceeds the unsatisfactory level, the Contractor shall be required to complete a Contract Discrepancy Report (CDR). The CDR requires the Contractor to explain in writing why performance was unsatisfactory, how performance will be returned to satisfactory levels, and how recurrence of the problem will be prevented in the future. In accordance with the Inspection of Services clause, the Contractor will not be paid for services not rendered in --accordatnce with the standards set forth in this contract.

      4. Monthly payments to the Contractor will be reduced by unsatisfactory performance using the following methods:

            4.1 Each month, Contractor performance will be compared to contract standards and acceptable quality levels using the Government quality assurance surveillance plan.

                                                                     ###-##-####
                                                                         Page 32





            4.2 If performance in any required service is unsatisfactory, and the poor performance is clearly the fault of the Contractor, an amount of money up to the monthly line item price will be deducted.

      5. The amount -of money to be permanently deducted for unsatisfactory performance will be computed as follows:

      For areas surveyed. Total monthly price times the percentage of the function represented by the required service (column five) times the percentage found defective. The defective percent is computed by dividing the total line price by the number of months in the contract period.

      EXAMPLE 1:

      If: Item 1, Attendance to patient care needs is unsatisfactory (AQL .5%) (3.15 errors)

               And:           Contract Price is $10,000 per month
               And:           Patient care deduction percentage is 25%
               And:           Lot size is 630 (21 patients X 30 shifts per
                              month)
               And:           Number of defects in the sample is 5
               Then:          Deduction from the current months invoice is:

      Contract Price X Deduct percentage (25%) X Percent Defective (5 divided by 630 = .8%)

               Or             $10,000 Contract Price
                              X 25% Deduction
                              $2,500
                              X 0.8% Percentage of sample defective
                              $20 month

      EXAMPLE 2:

      If : Item 3, Adequate staffing. If staffing requirements were found deficient 8 times during the month.

               And:           Contract Price is $10,000 per month
               And:           Adequate staffing deduction percentage is 15%

                                                                     ###-##-####
                                                                         Page 33





               And:           Lot size is 720 hours (30 shifts per month X 24
                              hours per day at Carville)
               And:           Number of defects in the sample is 8
               Then:          Deduction from the current months invoice is:

      Contract Price X Deduct percentage (1 S%) X Percent Defective (8 divided by 720 = 1.1 %)

               Or             $10,000 Contract Price
                              X 15% Deduction
                              -----
                              $1,500
                              X 0.8% Percentage of sample defective
                              -----
                              $16.50 Deduction from monthly invoice

      6. During the first month of the contract, a larger error rate (AQL) is allowed for some areas to recognize normal phase-in problems for certain specific services. The figures contained in parentheses are the AQLs to be used during this period and will be the basis for determining unsatisfactory performance and any deductions. These larger error rates apply to the original start up period only. They do not apply for option periods.

      7. Nothing in the foregoing provisions shall diminish nor preclude Government actions pursuant to the default clause or other terms and conditions of this contract.

                                                                     ###-##-####
                                                                         Page 34



                                                                                                                       Page 1 of 10

                 REGISTER OF WAGE DETERMINATIONS UNDER                                U. S. DEPARTMENT OF LABOR
                        THE SERVICE CONTRACT ACT                                EMPLOYMENT STANDARDS ADMINISTRATION
                 By direction of the Secretary of Labor                                 WAGE AND HOUR DIVISION
                                                                                        WASHINGTON, D.C. 20210

                         [/s/ William W. Gross]                                 Wage Determination No.: 1994-2231
William W. Gross              Division of                                                 Revision No.: 18
Director                      Wage Determinations                               Date of Last Revisions: 05/31/2001
------------------------------------------------------------------------------------------------------------------------------------
State:  Louisiana

Area:  Louisiana Parishes of Ascension, Assumption, East Baton Roug, East Feliciana, Iberia, Iberville, Livingston, Pointe Coupee,
Saint James, St Helena, St Landry, St Martin, ST Mary, Tangipahoa, West Baton Roug, West Feliciana
------------------------------------------------------------------------------------------------------------------------------------


         ** Fringe Benefits Required Follow the Occupational Listing **


OCCUPATION TITLE                                                   MINIMUM
                                                                  WAGE RATE

ADMINISTRATIVE SUPPORT AND CLERICAL OCCUPATIONS

Accounting Clerk I                                                          9.03
Accounting Clerk II                                                        10.42
Accounting Clerk III                                                       13.28
Accounting Clerk IV                                                        14.86
Court Reporter                                                             13.28
Dispatcher, Motor Vehicle                                                  13.28
Document Preparation Clerk                                                  9.04
Duplicating Machine Operator                                                9.04
Film/Tape Librarian                                                         8.78
General Clerk I                                                             7.84
General Clerk II                                                            8,81
General Clerk III                                                           9.62
General Clerk IV                                                           10.79
housing Referral Assistant                                                 15.80
Key Entry Operator I                                                        7.72
Key Entry Operator II                                                       8.77
Messenger (Courier)                                                         7.82
Order Clerk I                                                               9.03
Order Clerk II                                                             10.42
Personnel Assistant (Employment) I                                          8.98
Personnel Assistant (Employment) II                                        10.10
Personnel Assistant (Employment) III                                       15.27
Personnel Assistant (Employment) IV                                        15.80
Production Control Clerk                                                   13.74
Rental Clerk                                                                8.78
Scheduler, Maintenance                                                     10.10
Secretary I                                                                10.10
Secretary II                                                               15.27
Secretary III                                                              15.80
Secretary IV                                                               17.95
Secretary V                                                                19.87

                                                                     /S/ ATCH B]

                                                                     ###-##-####
                                                                         Page 35




Service Order Dispatcher                                                    8.78
Stenographer I                                                              9.14
Stenographer II                                                            10.34
Supply Technician                                                          17.95
Survey Worker (Interviewer)                                                13.28
Switchboard Operator-Receptionist                                           8.56
Test Examiner                                                              15.27
Test Proctor                                                               15.27
Travel Clerk I                                                              9.12
Travel Clerk II                                                             9.62
Travel Clerk III                                                           10.15
Word Processor I                                                            9.07
Word Processor II                                                          10.60
Word Processor III                                                         12.40
Automatic Data Processing Occupations
Computer Data Librarian                                                     9,62
Computer Operator I                                                         9.75
Computer Operator II                                                       10.88
Computer Operator III                                                     15.:30
Computer Operator IV                                                       17.58
Computer Operator V                                                        19.45
Computer Programmer I (1)                                                  13.27
Computer Programmer II (1)                                                 15.05
Computer Programmer III (1)                                                18.92
Computer Programmer IV (1)                                                 20.66
Computer Systems Analyst I (1)                                             17.91
Computer Systems Analyst II (1)                                            25.06
Computer Systems Analyst III (1                                            27.62
Peripheral Equipment Operator                                              10.88

AUTOMOTIVE SERVICE OCCUPATIONS

Automotive Body Repairer, Fiberglass                                       17.96
Automotive Glass Installer                                                 16.05
Automotive Worker                                                          16.05
Electrician, Automotive                                                    16.99
Mobile Equipment Servicer                                                  14.15
Motor Equipment Metal Mechanic                                             17.96
Motor Equipment Metal Worker                                               16.05
Motor Vehicle Mechanic                                                     17.96
Motor Vehicle Mechanic Helper                                              14.15
Motor Vehicle Upholstery Worker                                            14.96
Motor Vehicle Wrecker                                                      16.05
Painter, Automotive                                                        16.99
Radiator Repair Specialist                                                 16.05
Tire Repairer                                                              13.67
Transmission Repair Specialist                                             17.96

FOOD PREPARATION AND SERVICE OCCUPATIONS

                                                                     ###-##-####
                                                                         Page 36




Baker                                                                       8.23
Cook I                                                                      6.49
Cook II                                                                     7.71
Dishwasher                                                                  6.13
Food Service Worker                                                         6.13
Meat Cutter                                                                 8.87
Waiter/Waitress                                                             6.13

FURNITURE MAINTENANCE AND REPAIR OCCUPATIONS

Electrostatic Spray Painter                                                16.99
Furniture Handler                                                          10.49
Furniture Refinisher                                                       16.99
Furniture Refinisher Helper                                                12.73
Furniture Repairer, Minor                                                  14.96
Upholsterer                                                                16.99

GENERAL SERVICES AND SUPPORT OCCUPATIONS

Cleaner, Vehicles 6.13 Elevator Operator                                    6.13
Gardener                                                                    7.46
 House Keeping Aid I                                                        5.33
House Keeping Aid II                                                        6.13
Janitor                                                                     6.13
Laborer, Grounds Maintenance                                                6.13
Maid or Houseman                                                            6.80
Pest Controller                                                             6.30
Refuse Collector                                                            6.13
Tractor Operator                                                            8,29
Window Cleaner                                                              6.13

HEALTH OCCUPATION

Dental Assistant                                                           10.93
Emergency Medical Technician (EMT)/Paramedic/Ambulance Driver              11.08
Licensed Practical Nurse I                                                  9.83
Licensed Practical Nurse II                                                11.03
Licensed Practical Nurse III                                               12.34
Medical Assistant                                                           9.77
Medical Laboratory Technician                                              11.24
Medical-Record Clerk                                                        9.95
Medical Record Technician                                                  13.54
Nursing Assistant                                                         I 7.10
Nursing Assistant II                                                        7.98
Nursing Assistant III                                                       8.71
Nursing Assistant IV                                                        9.77
Pharmacy Technician                                                        12.19
Phlebotomist                                                               11.03
Registered Nurse I                                                         15.57
Registered Nurse II                                                        19.06
Registered Nurse II, Specialist                                            19.06

                                                                     ###-##-####
                                                                         Page 37




Registered Nurse III                                                       23.06
Registered Nurse ill, Anesthetist                                          23.06
Registered Nurse IV                                                        27.62

INFORMATION AND ARTS OCCUPATIONS

Audiovisual Librarian                                                      15.61
Exhibits Specialist I                                                       9.04
Exhibits Specialist II                                                     13.98
Exhibits Specialist III                                                    13.98
Illustrator I                                                               9.04
Illustrator II                                                             13.98
Illustrator III                                                            17.10
Librarian                                                                  18.18
Library Technician                                                         13.74
Photographer I                                                             10.40
Photographer II                                                            16.08
Photographer III                                                           16.08
Photographer IV                                                            19.67
Photographer V                                                             23.81

LAUNDRY, DRY CLEANING, PRESSING AND RELATED OCCUPATIONS

Assembler                                                                  6.4 7
 Counter Attendant                                                          6.47
Dry Cleaner                                                                 8.30
 Finisher, Flatwork, Machine                                                6.47
Presser, Hand                                                              6.4 7
Presser, Machine, Drycleaning                                               6.47
Presser, Machine, Shirts                                                    6.47
Presser, Machine. Wearing Apparel. Laundry                                  6.47
 Sewing Machine Operator                                                    8.91
Tailor                                                                      9.52
Washer, Machine                                                             7,08

MACHINE TOOL OPERATION AND REPAIR OCCUPATIONS

Machine-Tool Operator (Toolroom)                                           16.99
Tool and Die Maker                                                         20.71

MATERIAL HANDLING AND PACKING OCCUPATIONS

Forklift-Operators                                                         12.73
Fuel Distribution System Operator                                          14.15
Material Coordinator                                                       14.96
Material Expediter                                                         14.96
Material Handling Laborer                                                  10.79
Order Filler                                                               11.55
Production Line Worker (Food Processing)                                   12.73
Shipping Packer                                                            10.52
Shipping/Receiving Clerk                                                   10.52
Stock Clerk (Shelf Stocker; Store Worker II)                               11.61
Store Worker                                                               17.63

                                                                     ###-##-####
                                                                         Page 38




Tools and Parts Attendant                                                  12.73
Warehouse Specialist                                                       12.73

Mechanics and Maintenance and Repair Occupations

Aircraft Mechanic                                                          17.96
Aircraft Mechanic Helper                                                   12.73
Aircraft Quality Control Inspector                                         18.89
Aircraft Service                                                           14.96
Aircraft Worker                                                            16.05
Appliance Mechanic                                                         16.99
Bicycle Repairer                                                           13.67
Cable Splicer                                                              18.65
Carpenter, Maintenance                                                     16.99
Carpet Layer                                                               16.05
Electrician, Maintenance                                                   19.88
Electronics Technician, Maintenance I                                      17.11
Electronics Technician, Maintenance II                                     20.40
Electronics Technician, Maintenance III                                    21.55
Fabric Worker                                                              14.96
Fire Alarm System Mechanic                                                 17.96
Fire Extinguisher Repairer                                                 14.15
Fuel Distribution System Mechanic                                          17.96
General Maintenance Worker                                                 17.96
Heating, Refrigeration and Air Conditioning Mechanic                       17.96
Heavy Equipment Mechanic                                                   17.96
Heavy Equipment Operator                                                   17.96
Instrument Mechanic                                                        17.96
Laborer                                                                     6.13
Locksmith                                                                  16.99
Machinery Maintenance Mechanic                                             17.96
Machinist, Maintenance                                                     17.96
Maintenance Trades Helper                                                  12.73
                                                                          ======
Millwright                                                                 17.96
Office Appliance Repairer                                                  16.99
Painter, Aircraft                                                          16.99
Painter, Maintenance                                                       16.99
Pipefitter, Maintenance                                                    17.96
Plumber, Maintenance                                                       16.99
Pneudraulic Systems Mechanic                                               17.96
Rigger                                                                     17.96
Scale Mechanic                                                             16.05
Sheet-Metal Worker, Maintenance                                            17.96
Small Engine Mechanic                                                      16.05
Telecommunication Mechanic I                                               17.96
Telecommunication Mechanic II                                              18.89
Telephone Lineman                                                          17.96
Welder, Combination, Maintenance                                           17.96
Well Driller                                                               17.96
Woodcraft Worker                                                           17.96

                                                                     ###-##-####
                                                                         Page 39


Woodworker                                                                15. 53

MISCELLANEOUS OCCUPATIONS

Animal Caretaker                                                            6.26
Carnival Equipment Operator                                                 8.29
Carnival Equipment Repairer                                                 9.03
Carnival Worker                                                             6.13
Cashier                                                                     7.85
Desk Clerk                                                                  9.60
Embalmer                                                                   16.57
Lifeguard                                                                   9.02
Mortician                                                                  16.57
Park Attendant (Aide)                                                      11.11
Photofinishing Worker (Photo Lab Tech., Darkroom Tech)                      8.97
Recreation Specialist                                                      13.32
Recycling Worker                                                            6.87
Sales Clerk                                                                 8.87
School Crossing Guard (Crosswalk Attendant)                                15.67
Sport Official                                                              8.56
Survey Party Chief (Chief of Party)                                        12.59
Surveying Aide                                                              7.39
Surveying Technician (Instr. Person/Surveyor Asst./lnstr.)                 10.81
Swimming Pool Operator                                                      7.53
Vending Machine Attendant                                                   5.97
Vending Machine Repairer                                                    7.53
Vending Machine Repairer Helper                                             5.97

PERSONAL NEEDS OCCUPATIONS

Child Care Attendant                                                        9.60
Child Care Center Clerk                                                    11.99
Chore Aid                                                                   6.13
Homemaker                                                                  15.32

PLANT AND SYSTEM OPERATION OCCUPATIONS

Boiler Tender                                                              17.96
Sewage Plant Operator                                                      16.99
Stationary Engineer                                                        17.96
Ventilation Equipment Tender                                               12.73
Water Treatment Plant Operator                                             16.99

PROTECTIVE SERVICE OCCUPATIONS

Alarm Monitor                                                               9.29
Corrections Officer                                                        11.93
Court Security Officer                                                     12.39
Detention Officer                                                          11.93
Firefighter                                                                13.13
Guard I                                                                     7.06
Guard II                                                                    8.33
Police Officer                                                             14.75

                                                                     ###-##-####
                                                                         Page 40




STEVEDORING/LONGSHOREMEN OCCUPATIONS

Blocker and Bracer                                                         16.06
Hatch Tender                                                               16.06
Line Handler                                                               16.06
Stevedore I                                                                14.96
Stevedore II                                                               16.99
Technical Occupations Air Traffic Control Specialist, Center (2)           27.00
Air Traffic Control Specialist, Station (2)                                18.62
Air Traffic Control Specialist, Terminal (2)                               20.50
Archeological Technician I                                                 10.09
Archeological Technician II                                                11.28
Archeological Technician III                                               13.98
Cartographic Technician                                                    15.81
Civil Engineering Technician                                               14.20
Computer Based Training (CST) Specialist/ Instructor                       17.61
Drafter I                                                                   8.40
Drafter II                                                                  8.55
Drafter III                                                                 9.04
Drafter IV                                                                 13.98
Engineering Technician I                                                    9.06
Engineering Technician II                                                   9.83
Engineering Technician III                                                 10.40
Engineering Technician IV                                                  16.08
Engineering Technician V                                                   19,67
Engineering Technician VI                                                  23.81
Environmental Technician                                                   15.54
Flight Simulator/Instructor (Pilot)                                        25.06
Graphic Artist                                                             15.57
Instructor                                                                 15.89
Laboratory Technician                                                      13.97
Mathematical Technician                                                    13.98
Paralegal/Legal Assistant I                                                15.27
Paralegal/Legal Assistant II                                               17.95
Paralegal/Legal Assistant III                                              21.97
Paralegal/Legal Assistant IV                                               26.57
Photooptics Technician                                                     16.08
Technical Writer                                                           19.69
Unexploded (UXO) Safety Escort                                             17.16
Unexploded (UXO) Sweep Personnel                                           17.16
Unexploded Ordnance (UXO) Technician I                                     17.16
Unexploded Ordnance (UXO) Technician II                                    20.76
Unexploded Ordnance (UXO) Technician III                                   24.88
Weather Observer, Combined Upper Air and Surface Programs (3)              13.97
Weather Observer, Senior (3)                                               15.54
Weather Observer, Upper Air (3)                                            13.97

                                                                     ###-##-####
                                                                         Page 41



TRANSPORTATION/MOBILE EQUIPMENT OPERATION OCCUPATIONS

Bus Driver                                                                 17.28
Parking and Lot Attendant                                                   6.73
Shuttle Bus Driver                                                         11.41
Taxi Driver                                                                 7.26
Truckdriver, Heavy Truck                                                   14.21
Truckdriver, Light Truck                                                   11.41
Truckdriver, Medium Truck                                                  12.71
Truckdriver, Tractor-Trailer                                               14.21


ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $2.02 an hour or 580.80 a week or $350.13 a month.


VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same. Federal facility. (Reg. 29 CFR .x.173)

(HOLIDAYS: A minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday Memorial Day. Independence Day. Labor Day. Columbus Day. Veterans' Day, Thanksgiving Day; and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with o plan communicated to the employees involved.) (See 29 CFR 4.174)


THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):


1) Does not apply to employees employed in a bona fide executive, administrative or professional capacity as defined and delineated in 29 CFR 541. (See CFR 4.156)

2) APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay plus a night differential amounting to 10 percent of the rate of basic pay.

3) WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of y, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and Gam. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives; and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All. dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordinance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordancne, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like: minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance. explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

                                                                     ###-##-####
                                                                         Page 42



**UNIFORM ALLOWANCE **


If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of 83.35 per week (or 8.67 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.


                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Title and Descriptions:

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations," Fourth Edition. January 1993, as amended by the Third Supplement, dated March 1997, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202783-3238, or by writing to The Superintendent of Documents, U.S. Government Printing Office, Washington. D.C. 20,102. Copies of specific job descriptions may also be obtained from the appropriate contracting officer


REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444))


Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupations) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for roposed wage rate(s), including information regarding the agreement or disagreement of the authorized epresentative of the employees involved, or where there is no authorized representative, the employees themselves. themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted classes) of employees performs any contract work.

3 The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U .S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via

                                                                     ###-##-####
                                                                         Page 43



transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Director; should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances ma; not be used to artificially split, combine, or subdivide classifications listed in the wage determination.